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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): November 18, 1994

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                         IDB COMMUNICATIONS GROUP, INC.
            (Exact Name of Registration as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-14972                                 93-0933098
        (Commission File No.)             (I.R.S. Employer Identification No.)

      10525 WEST WASHINGTON BOULEVARD, CULVER CITY, CALIFORNIA        90232-1922
              (Address of Principal Executive Offices)                (Zip Code)

                                 (213) 870-9000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

    As previously described in the Registrant's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1994 and September 30, 1994, between June 1,
1994  and  June 6,  1994,  22 class  action complaints  were  filed in  the U.S.
District Court for the Central District of California, on behalf of persons who purchased the Registrant's common stock and 5% Convertible Subordinated Notes due 2003, against the Registrant and the current directors and certain officers of the Registrant and other parties. In addition, a class action complaint
(HASSANI V. IDB COMMUNICATIONS GROUP, INC.) has been filed in California state court against the Registrant, its current directors, certain of its executive officers and Deloitte & Touche LLP alleging state law violations. The complaints allege violations of federal and state securities laws for disseminating allegedly false and misleading statements concerning the Registrant's earnings and accounting practices. Stockholder derivative actions have also been filed in federal court in California and the Delaware Chancery Court (STEELE V. SUDIKOFF,
ET AL). The District Court has ordered the 22 class action complaints and the California derivative action consolidated as one action styled IN RE IDB
COMMUNICATIONS GROUP, INC. SECURITIES LITIGATION. A consolidated and amended complaint was filed in the District Court on November 18, 1994.

    On November 18, 1994, the Registrant, LDDS Communications, Inc. ("LDDS") and representatives of the plaintiffs in the foregoing litigation entered into a Stipulation of Settlement (the "Stipulation"). The Stipulation provides that all claims that were or could have been asserted by the plaintiffs against the Registrant or any of the other defendants in the consolidated action, or on behalf of or by the Registrant against directors and officers of the Registrant will, subject to the fulfillment of certain conditions precedent and the approval of the court, be settled and released and the litigation dismissed in its entirety with prejudice in exchange for payments totalling $75.0 million.
The conditions precedent to the settlement include completion of the merger of a wholly owned subsidiary of LDDS with and into the Registrant, timely payment of settlement funds to the escrow agents for the class action and derivative action plaintiffs, and dismissal of the Delaware Chancery Court derivative action and California state court class action. The Stipulation terminates automatically in the event that any of the conditions precedent listed in the Stipulation do not occur, unless counsel for the class action and derivative action plaintiffs and counsel for the Registrant and LDDS mutually agree in writing to proceed with the Stipulation. Consequently, there can be no assurance that the litigation will be settled on the terms described herein or at all. The description contained herein of the settlement does not purport to be complete and is qualified in its entirety by the Stipulation filed as Exhibit 99.1 hereto.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

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
                                                                                                           SEQUENTIALLY
  EXHIBIT                                                                                                    NUMBERED
    NO.      DESCRIPTION                                                                                       PAGE
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
      99.1   Stipulation of Settlement of Class and Derivative Claims dated November 18, 1994 among IDB
              Communications Group, Inc., LDDS Communications, Inc. and Milberg Weiss Bershad Hynes and
              Lerach on behalf of the several plaintiffs.................................................

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Culver City, State of California, on November 21, 1994.

                                          IDB COMMUNICATIONS GROUP, INC.

                                          By:          /s/  RUDY WANN
                                             -----------------------------------
                                                          Rudy Wann
                                                 VICE PRESIDENT, FINANCE AND
                                                   CHIEF FINANCIAL OFFICER